Supplement to the Standard and Service Class Prospectuses
                                     for the
                    Lincoln Variable Insurance Products Trust
                              Dated April 30, 2007
                 as Supplemented June 15, 2007, August 27, 2007,
                     November 8, 2007 and December 20, 2007



                      LVIP UBS Global Asset Allocation Fund



Effective December 31, 2007, the "Portfolio Manager" sub-section of the chart in the "Management of the Funds" section is to be deleted and replaced with the following:

         Portfolio Managers: Edwin Denson and Thomas Clarke are the lead portfolio managers for the fund. Mr. Denson and Mr. Clarke have access to certain members of the fixed-income and equities investment management teams, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the fund invests. Mr. Denson, as senior portfolio manager for the fund, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with it stated investment objectives and strategies. Mr. Clarke, as senior portfolio manager for the fund, has responsibility for setting the currency strategies and making all currency decisions for the fund, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies.

         Mr. Denson is an Executive Director and has been a senior asset allocation analyst at UBS Global Asset Management since 2005. Mr. Denson is a member of the Asset Allocation Analysis and Strategy team. Previously, he served as director and asset allocation analyst with UBS Global Asset Management since 2001.

         Mr. Clarke is a Managing Director and Head of Currency Analysis and Strategy at UBS Global Asset Management. Mr. Clarke has been an investment professional at UBS Global Asset Management since 2000.





This Supplement is dated January 17, 2008.